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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                            -------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                   -------------------------------------------
               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________
                    ----------------------------------------

                            THE CHASE MANHATTAN BANK
               (Exact name of trustee as specified in its charter)


  New York                                                       13-4994650
  (State of incorporation                                  (I.R.S. employer
  if not a national bank)                               identification No.)

  270 Park Avenue
  New York, New York                                             10017
  (Address of principal executive offices)                     (Zip Code)

                               William H. McDavid
                                 General Counsel
                                 270 Park Avenue
                            New York, New York 10017
                               Tel: (212) 270-2611
            (Name, address and telephone number of agent for service)
                  ---------------------------------------------

                Residential Funding Mortgage Securities II, Inc.
               (Exact name of obligor as specified in its charter)



  Delaware                                                   41-1808858
  (State or other jurisdiction of                         (I.R.S. employer
  incorporation or organization)                       identification No.)


  8400 Normandale Lake Boulevard
  Minneapolis, MN                                                     55437
   (Address of principal executive offices)                      (Zip Code)



                       Home Equity Loan-Backed Term Notes
                       (Title of the indenture securities)


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                                     GENERAL

  Item 1.    General Information.

         Furnish the following information as to the trustee:

(a) Name and address of each examining or supervising authority to which it is subject.

New York State Banking Department, Suite 2310, 5 Empire State Plaza, Albany,

New York 12223.  Board of Governors of the Federal Reserve System 20th and C

Street NW,  Washington, D.C., 20551     Federal Reserve Bank of New York,

District No. 2, 33 Liberty Street, New York, N.Y. 10045.

Federal Deposit Insurance Corporation, 550 Seventeenth Street NW

Washington, D.C., 20429.


(b) Whether it is authorized to exercise corporate trust powers.

             Yes.


  Item 2.    Affiliations with the Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.








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  Item 16. List of Exhibits

           List below all exhibits filed as a part of this Statement of Eligibility.

           1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see
  Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

           2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

           3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

     4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

           5.  Not applicable.

           6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

     7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

           8.  Not applicable.

           9.  Not applicable.

                                           SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 14th day of December, 2000.

                                          THE CHASE MANHATTAN BANK

                                          By /S/ Mark McDermott
                                             Mark McDermott
                                             Trust Officer



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                              Exhibit 7 to Form T-1


                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                            The Chase Manhattan Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

                 at the close of business September 30, 2000, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                 Dollar Amounts
                   ASSETS                                       in Millions


  Cash and balances due from depository institutions:
      Noninterest-bearing balances and
      currency and coin ..............................................$  17,515
      Interest-bearing balances ..........................................4,770
  Securities:
  Held to maturity securities........................................... ...598
  Available for sale securities..........................................62,624
  Federal funds sold and securities purchased under
      agreements to resell ..............................................30,503
  Loans and lease financing receivables:
      Loans and leases, net of unearned income    $155,252
      Less: Allowance for loan and lease losses      2,445
      Less: Allocated transfer risk reserve              0
                                              ------------
      Loans and leases, net of unearned income,
      allowance, and reserve ...........................................152,807
  Trading Assets ....................................................... 51,438
  Premises and fixed assets (including capitalized
      leases).............................................................4,205
  Other real estate owned .................................................. 17
  Investments in unconsolidated subsidiaries and
      associated companies..................................................379
  Customers' liability to this bank on acceptances
      outstanding ..........................................................491
  Intangible assets ...................................................   4,386
  Other assets ..........................................................16,471
                                                                         ------
  TOTAL ASSETS ........................................................$346,204
                                                                       =========


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                                          LIABILITIES
  Deposits
      In domestic offices .......................................... ..$119,935
      Noninterest-bearing .............................. $46,678
      Interest-bearing ...................................73,257
      In foreign offices, Edge and Agreement
      subsidiaries and IBF's ............................................92,814
  Noninterest-bearing ....................................$6,054
      Interest-bearing .................................  86,760

  Federal funds purchased and securities sold under agree-
  ments to repurchase ...................................................51,959
  Demand notes issued to the U.S. Treasury ........................ ........750
  Trading liabilities ...................................................35,146
  Other borrowed money (includes mortgage indebtedness
      and obligations under capitalized leases):
      With a remaining maturity of one year or less ........... ..........5,226
         With a remaining maturity of more than one year
             through three years..............................................0
         With a remaining maturity of more than three years.............. ...95
  Bank's liability on acceptances executed and outstanding .................491
  Subordinated notes and debentures ..................................... 5,874
  Other liabilities .....................................................12,460

  TOTAL LIABILITIES ....................................................324,750

                                         EQUITY CAPITAL

  Perpetual preferred stock and related surplus ..............................0
  Common stock ...........................................................1,211
  Surplus  (exclude all surplus related to preferred stock)... ..........12,991
  Undivided profits and capital reserves .................................8,278
  Net unrealized holding gains (losses)
  on available-for-sale securities ......................................(1,043)
  Accumulated net gains (losses) on cash flow hedges......................... 0
  Cumulative foreign currency translation adjustments ......... .............17
  TOTAL EQUITY CAPITAL ..................................................21,454
                                                                         ------
  TOTAL LIABILITIES AND EQUITY CAPITAL ................................$346,204
                                                                     ==========
  I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                               JOSEPH L. SCLAFANI

  We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in- structions issued by the appropriate Federal regulatory authority and is true and correct.

                               WILLIAM B. HARRISON, JR.   )
                               HANS W. BECHERER           ) DIRECTORS
                               H. LAURANCE FULLER         )



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